Exhibit 99.1

Investor Contact:	Media Contact:
Arthur Shannon	Lainie Keller
arthur.shannon@bauschhealth.com	lainie.keller@bauschhealth.com
(514) 856-3855	(908) 927-1198
(877) 281-6642 (toll free)

BAUSCH HEALTH ANNOUNCES AGREEMENT WITH CARL C. ICAHN

Two New Directors to Be Appointed to Board

Icahn to Support All Bausch Health Nominees for Election at 2021 Annual Meeting

LAVAL, Quebec, Feb. 24, 2021 – Bausch Health Companies Inc. (NYSE/TSX: BHC) (“Bausch Health” or the “Company”) is pleased to announce that it will expand its Board of Directors (the “Board”) to add two designees to the Board from Carl C. Icahn and affiliated entities (the “Icahn Group”).

The Company has entered into a director nomination and appointment agreement (the “Agreement”) with the Icahn Group, pursuant to which Brett Icahn and Steven Miller will be appointed to the Board as new independent directors, effective in mid-March, 2021, with each to serve a term expiring at the Company’s 2021 Annual Meeting. The Company has also agreed to include Messrs. B. Icahn and Miller on its slate of nominees for election at the Company’s 2021 Annual Meeting, which will be held on April 27, 2021, and the Icahn Group, which beneficially owns approximately 7.83% of the Company’s outstanding common stock, has agreed to vote all of its shares in favor of each of the nominees on the Board’s slate. The Agreement sets forth certain other provisions as well. The Agreement will be filed by the Company on a Current Report on Form 8-K with the U.S. Securities and Exchange Commission.

“We are pleased to have reached this agreement with the Icahn Group and welcome Messrs. B. Icahn and Miller to our Board of Directors,” said Joseph C. Papa, chairman and CEO, Bausch Health. “Our new colleagues bring a wealth of transaction experience to our Board, which will serve us well as we continue to execute on our strategic priorities, including our previously announced intention to spin off our leading eye health business. Together, we are aligned and focused on unlocking unrecognized value in Bausch Health, and we look forward to building on the significant progress we have already made in capitalizing on areas of unmet medical need, gaining market share in key growth areas and positioning our businesses to deliver long-term, sustainable value for our shareholders.”

“Our discussions with Bausch Health have been productive,” said Carl C. Icahn. “We continue to believe there are opportunities to drive further value for all shareholders, and we look forward to collaborating with the Board and management and contributing meaningfully to the Company’s ongoing strategic review.”

Concurrently with their appointments to the Board, Messrs. B. Icahn and Miller will be appointed to two Board committees, the Finance and Transactions Committee and the committee assisting

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with evaluating strategic alternatives, including the potential spin of the Company’s eye health business.

With today’s new appointments the Board will consist of thirteen (13) highly qualified directors, twelve (12) of whom are independent. The Board is highly engaged and brings a broad range of expertise across global leadership, health care and operations.

About Brett Icahn
Brett Icahn has been a portfolio manager for Icahn Capital LP, a subsidiary of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, food packaging, metals, real estate and home fashion, since October 2020. Since 2002, Mr. Icahn has held a variety of roles at Icahn Enterprises L.P., including portfolio manager of the Sargon Portfolio from 2010 to 2017. Mr. Icahn is a director of Newell Brands Inc., a global marketer of consumer and commercial products, and was previously a director of: Nuance Communications, Inc., a provider of voice and language solutions; Voltari Corporation, a mobile data services provider; Take-Two Interactive Software Inc., a publisher of interactive entertainment products; and The Hain Celestial Group, Inc., a natural and organic products company. Mr. Icahn received a B.A. from Princeton University.

About Steven Miller
Steven Miller has been a portfolio manager of Icahn Capital LP since October 2020. Mr. Miller is responsible for analysis and engagement in connection with investments by Icahn Capital in public securities. Icahn Capital is a subsidiary of Icahn Enterprises L.P. Mr. Miller has been a director of Conduent Incorporated, a business process services company, since February 2021. Prior to joining Icahn Capital, Mr. Miller was an analyst in the Distressed and Special Situations investment group in the New York office of BlueMountain Capital Management, LLC from 2013 to 2019. Mr. Miller represented BlueMountain on the Ad Hoc Group of Puerto Rico Electric Power Authority Bondholders from 2014 to 2019. From 2011 to 2013, Mr. Miller was an analyst in the Distressed Products Group in the New York office of Goldman, Sachs & Co. Mr. Miller received a B.S. summa cum laude from Duke University in 2011.

About Bausch Health
Bausch Health Companies Inc. (NYSE/TSX: BHC) is a global company whose mission is to improve people’s lives with our health care products. We develop, manufacture and market a range of pharmaceutical, medical device and over-the-counter products, primarily in the therapeutic areas of eye health, gastroenterology and dermatology. We are delivering on our commitments as we build an innovative company dedicated to advancing global health. More information can be found at www.bauschhealth.com.

Forward-looking Statements
This news release contains forward-looking information and statements, within the meaning of applicable securities laws (collectively, “forward-looking statements”), including, but not limited to those relating to the inclusion of the Icahn Group nominees in the Company’s 2021 proxy statement, the manner in which the Icahn Group will vote in respect of the Company’s proposed nominees for election as director at such meeting, Bausch Health’s plan to conduct a spinoff of its eye health business and its ongoing strategic review process and the ability of the Company to capitalize on certain market opportunities. Forward-looking statements may generally be identified by the use of the words “will,” “further,” “continuing” or “ongoing,” and variations or similar expressions, and phrases or statements that certain actions, events or results may,

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could, should or will be achieved, received or taken, or will occur or result, and similar such expressions also identify forward-looking information. These forward-looking statements are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs, and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the spinoff may not be completed on the timelines or terms anticipated or at all, the spinoff does not achieve the anticipated benefits, the outcome of the strategic review and that it will yield the results expected or at all and that the 2021 Annual Meeting of shareholders proceeds in the manner anticipated and the risks and uncertainties discussed in the Company’s most recent annual and quarterly reports and detailed from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators, which risks and uncertainties are incorporated herein by reference. These forward-looking statements are based on certain assumptions, including that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements. Additional information regarding certain of these material factors and assumptions may also be found in the Company’s filings described above. The Company believes that the material factors and assumptions reflected in these forward-looking statements are reasonable in the circumstances, but actual results or events may differ materially from those described in these forward-looking statements and readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch Health undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

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